                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Tunes.com Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                36-415905
-------------------------------------------------------------------------------
(State of incorporation or organization)  (I.R.S. employer Identification No.)

  640 North LaSalle Street, Suite 560             Chicago, Illinois  60610
-------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class             Name of each exchange on which
         To be so registered             each class is to be registered

____________________________________     ______________________________________

____________________________________     ______________________________________

____________________________________     ______________________________________


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:

          333-80627
______________________________________________________________  (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

      Common Stock, $0.01 par value per share
-------------------------------------------------------------------------------
                                (Title of class)

-------------------------------------------------------------------------------
                                (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The Registrant incorporates by reference herein the information set forth under the caption "Description of Capital Stock" set forth in its preliminary prospectus dated August 12, 1999 included in its Registration Statement on Form S-1 (Registration No. 333-80627) as amended, filed with the Securities and Exchange Commission on August 12, 1999, which information is qualified in its entirety by reference to the Registrant's Fourth Restated Certificate of Incorporation and Second Amended and Restated Bylaws, each of which is filed as an exhibit hereto. The section "Description of Capital Stock," will be included in a form of prospectus which subsequently will be filed by the Registrant pursuant to Rule 424(b) of the Securities Act of 1933, as amended, and shall be deemed incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS.

3.1 Form of Fourth Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on From S-1 (File No. 333-80627) of the Registrant, as amended).

3.2 Form of Second Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-80627) of the Registrant, as amended).

4.1  Form of Common Stock Certificate (incorporated by reference to Exhibit
     4.1 to the Registration Statement on Form S-1 (File No. 333-80627) of the Registrant, as amended).

                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     (Registrant)         Tunes.com Inc.
                   ------------------------------------------------------------

Date August 12, 1999


                                          By: /s/ Stuart B. Frankel
                                             ---------------------------------
                                              Stuart B. Frankel
                                              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary